SEMIANNUAL REPORT
CAPITAL APPRECIATION FUND
JUNE 30, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
CAPITAL APPRECIATION FUND
o Value stocks were affected by the stock market decline but held up better than the overall market.
o The fund provided a modest gain of 2.80% for the six-month period, which compared favorably with the -13.16% decline in the S&P 500 and -2.99% return of the Lipper Mid-Cap Value Funds Index.
o Results reflected the fund's wide asset diversification (stocks, bonds, convertibles) and disciplined, value-oriented strategy.
o The long bear market has largely erased the previous undervaluation of value stocks, which may now move in line with the broad averages but with less volatility.

REPORTS ON THE WEB
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FELLOW SHAREHOLDERS
     The first six months of 2002--but especially May and June--were difficult for the equity market as investors became increasingly alarmed by the almost daily barrage of revelations of accounting fraud and misleading financial disclosure. Your fund, with its value orientation and defensive structure, was able to achieve a modest positive return for the period despite the 13% decline in the S&P 500 Stock Index. Results compared favorably with the general market indices and other similar funds.

INVESTMENT ENVIRONMENT
     The past year was exceptionally tumultuous for stocks, beginning with the economy in recession and corporate profits in a steep decline. Now, at midyear, the economy is improving and the profit outlook is brighter. Nevertheless, the stock market remains under severe pressure as bearish sentiment feeds on the fear and costs of terrorism, a crisis of confidence in corporate integrity, and a "show me" attitude toward corporate profits.

PERFORMANCE COMPARISON
----------------------
Periods Ended 6/30/02                   6 Months     12 Months
--------------------------------------------------------------
Capital Appreciation Fund                 2.80%         3.89%
S&P 500 Stock Index                     -13.16        -17.99
Lipper Mid-Cap Value
Funds Index                              -2.99         -2.47

     The intense concern over corporate integrity, accounting legitimacy, and investor confidence issues has probably peaked. The fact that newspapers, popular magazines, television shows, and politicians are obsessed with these issues suggests that most of the problems have probably been uncovered and most of the damage done. We will undoubtedly see some welcome and necessary regulatory reforms and trust that investors will come to realize that the legislative, regulatory, and judicial systems do work and the deck is not stacked against them.

PERFORMANCE REVIEW
     While your fund had its share of disappointments, it avoided most of the damage inflicted by the severe market decline that started in March 2000. From the end of that month, through June 30, 2002, the S&P 500 posted a loss of 32.01% while your fund gained 37.49%.

     In large measure, this performance advantage reflects the portfolio's defensive structure, with its diversified mix of stocks, convertible securities, bonds, and reserves. Additionally, our focus on value stocks has been rewarding because this sector entered the bear market deeply undervalued compared with the market index.

     We are gratified by this relative performance but recognize that these disparate price trends have eliminated much of the value sector's previous undervaluation. Our analysis indicates that value stocks have returned to a normal relationship compared with the market. This suggests that your fund will increasingly reflect the general market in terms of direction and trend, but with less volatility.

PORTFOLIO HIGHLIGHTS

The following table was depicted as a pie chart in the printed materials.

SECURITY DIVERSIFICATION
Convertibles        25%
Common Stocks       55%
Reserves            13%
Bonds                7%

     The security diversification chart shows your fund's structure at midyear, with common stocks and convertible securities representing 55% and 25%, respectively, of total net assets. The common stock exposure has increased modestly since year-end, and the combined fixed-income exposure has been reduced accordingly.

     Although the fund's overall asset mix shifted only modestly, we made a number of changes at the individual security level. As shown in the table following this letter, eight of the 10 largest purchases established new positions in the portfolio. Most of these were securities that were under substantial price pressure at the time, and we thought they represented potentially rewarding investment opportunities. Pharmaceutical and telecommunication companies composed a majority of such transactions, reflecting the particular stress on these groups so far this year. Our new positions in EL PASO CORPORATION, LUCENT TECHNOLOGIES, and FORD MOTOR CAPITAL TRUST II are convertible securities.

     We rely primarily on disciplined valuation work and rigorous fundamental research to guide our portfolio activity. As a result, buy and sell transactions are made case by case, although sales activity can also reflect additional factors. For example, some of our largest holdings were involved in mergers in the past six months. In some cases, we own the successor company (e.g., MEAD is now MEADWESTVACO; MITCHELL ENERGY & Development is now DEVON ENERGY), but in others the position was eliminated (e.g., NIAGARA MOHAWK). Valuation is often an important factor in sales decisions. Sometimes the fundamental outlook for a company remains favorable, but the stock's appreciation may have essentially eliminated the undervaluation that initially attracted us. During the past six months, most of our sales resulted in gains. Sale proceeds were recycled to investments we believed were more undervalued and, therefore, had favorable prospects.

OUTLOOK
     In terms of fundamentals, we sense that the economy is on the mend and corporate earnings should improve. The Federal Reserve's strategy of significant interest rate cuts appears to have worked, and the consumer remains engaged in the economy. The magnitude of assets in money market funds is surprising given the low level of short-term rates, and we think a good portion of this money will flow back into the equity market at some point. After 27 months of a severe decline, we cannot help but feel more optimistic about the market's potential over the intermediate term. We continue to have concerns about overall valuation levels, which could constrain the broad market's upside potential, but at the same time feel that the bear market has created many attractive opportunities for the patient investor. As always, we will continue our rigorous efforts to identify undervalued securities for your diversified portfolio in pursuit of our twin objectives of a competitive return and below-average volatility.

Respectfully submitted,

/s/

Stephen W. Boesel
President and chairman of the Investment Advisory Committee
July 18, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE CAPITAL APPRECIATION FUND
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PORTFOLIO HIGHLIGHTS
MAJOR PORTFOLIO CHANGES
Listed in descending order of size
6 Months Ended 6/30/02

TEN LARGEST PURCHASES                  TEN LARGEST SALES
---------------------------------------------------------------
Verizon Communications *               Niagara Mohawk ***
El Paso Corporation *                  Tennessee Valley **
Lucent Technologies *                  Mitchell Energy & Development ***
Merck                                  USX - Capital Trust **
Bristol-Myers Squibb *                 Rouse
Schering-Plough *                      J.C. Penney **
Potash Corp./Saskatchewan *            Fortune Brands
Ford Motor Capital Trust II *          Rite Aid **
Phelps Dodge *                         Clorox **
SAFECO                                 FirstEnergy

  * Position added
 ** Position eliminated
*** Eliminated due to merger

T. ROWE PRICE CAPITAL APPRECIATION FUND
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PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                          Percent of
                                                                      Net Assets
                                                                         6/30/02
--------------------------------------------------------------------------------
Roche Holdings                                                              3.7%
Amerada Hess                                                                3.5
Loews                                                                       3.4
Newmont Mining                                                              3.3
Ryder System                                                                2.7
-------------------------------------------------------------------------------
Hilton                                                                      2.1
Union Pacific Capital Trust                                                 1.9
Inco                                                                        1.7
FirstEnergy                                                                 1.7
Rouse                                                                       1.6
-------------------------------------------------------------------------------
Washington Post                                                             1.6
Merck                                                                       1.5
SAFECO                                                                      1.5
Fortune Brands                                                              1.4
Verizon Communications                                                      1.4
-------------------------------------------------------------------------------
Murphy Oil                                                                  1.4
Octel                                                                       1.4
Philip Morris                                                               1.4
Ford Motor Capital Trust II                                                 1.3
Potash Corp./Saskatchewan                                                   1.3
-------------------------------------------------------------------------------
Phelps Dodge                                                                1.3
Fannie Mae (Federal National Mortgage Assn.)                                1.2
Meredith                                                                    1.2
Great Lakes Chemical                                                        1.2
Unocal Capital Trust                                                        1.2
-------------------------------------------------------------------------------
Total                                                                      45.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND
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PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following chart is depicted as a line graph in the printed material.

                    S&P 500           Lipper Mid-Cap           Capital
                  Stock Index        Value Funds Index     Appreciation Fund
--------------------------------------------------------------------------------
6/30/1992           10000                 10000                 10000
6/30/1993           11362.9               11716.6               11351.4
6/30/1994           11522.2               12000.1               12159.6
6/30/1995           14526.9               13938.1               14338.4
6/30/1996           18304                 16770.8               16637.1
6/30/1997           24655.4               20328                 19767.1
6/30/1998           32092                 24025.3               22350.8
6/30/1999           39395                 24023.9               24295.5
6/30/2000           42249                 25303.9               24965.9
6/30/2001           35983.5               29137.3               31875.3
6/30/2002           29510.7               28416.4               33116



AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/02              1 Year     3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Capital Appreciation Fund           3.89%      10.88%       10.87%        12.72%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS       6 Months     Year
                              Ended    Ended
                            6/30/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
NET ASSET VALUE
Beginning of period          $14.64  $13.95   $12.51   $13.22   $14.71   $14.47
Investment activities
  Net investment income
  (loss)                       0.15    0.39     0.44     0.51     0.49     0.50
  Net realized and
  unrealized gain (loss)       0.26    1.03     2.27     0.41     0.34     1.82
  Total from
  investment activities        0.41    1.42     2.71     0.92     0.83     2.32
Distributions
  Net investment income           -   (0.38)   (0.45)   (0.50)   (0.50)   (0.50)
  Net realized gain               -   (0.35)   (0.82)   (1.13)   (1.82)   (1.58)
  Total distributions             -   (0.73)   (1.27)   (1.63)   (2.32)   (2.08)
NET ASSET VALUE
END OF PERIOD               $15.05   $14.64   $13.95   $12.51   $13.22   $14.71

RATIOS/SUPPLEMENTAL DATA
------------------------
Total Return^                 2.80%   10.26%   22.17%    7.07%    5.77%   16.20%
Ratio of total expenses to
average net assets           0.82%+    0.86%    0.87%    0.88%    0.62%    0.64%
Ratio of net investment
income (loss) to average
net assets                   2.24%+    2.85%    3.22%    3.44%    3.04%    3.17%
Portfolio turnover rate      28.0%+    25.1%    32.4%    28.3%    52.6%    48.3%
Net assets, end of period
(in millions)                $1,831   $1,405     $914     $856   $1,004   $1,060

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

PORTFOLIO OF INVESTMENTS                         Shares/Par                Value
                                                                    In thousands

COMMON STOCKS & RIGHTS 54.8%
CONSUMER DISCRETIONARY  8.8%
Hotels, Restaurants & Leisure  1.1%
Mandalay Resort Group *                                  320,000   $      8,822
--------------------------------------------------------------------------------
Marriott, Class A                                        310,000         11,796
--------------------------------------------------------------------------------
                                                                         20,618
--------------------------------------------------------------------------------
Household Durables  1.5%
Fortune Brands                                           470,000         26,320
--------------------------------------------------------------------------------
National Presto                                           67,000          2,144
--------------------------------------------------------------------------------
                                                                         28,464
--------------------------------------------------------------------------------
Leisure Equipment & Products  0.5%
Hasbro                                                   660,000          8,949
--------------------------------------------------------------------------------
                                                                          8,949
--------------------------------------------------------------------------------
Media  4.7%
AOL Time Warner *                                        640,000          9,414
--------------------------------------------------------------------------------
Meredith                                                 585,000         22,435
--------------------------------------------------------------------------------
New York Times, Class A                                  336,000         17,304
--------------------------------------------------------------------------------
Reader's Digest, Class A                                 425,000          7,960
--------------------------------------------------------------------------------
Washington Post, Class B                                  53,100         28,940
--------------------------------------------------------------------------------
                                                                         86,053

Multiline Retail  0.2%
Hills Stores, Rights *                                   175,000              0
--------------------------------------------------------------------------------
Nordstrom                                                155,000          3,511
--------------------------------------------------------------------------------
                                                                          3,511
--------------------------------------------------------------------------------
Specialty Retail  0.8%
GAP                                                      865,000         12,283
--------------------------------------------------------------------------------
Petrie Stores Liquidation Trust *                      2,585,000          2,249
--------------------------------------------------------------------------------
                                                                         14,532
--------------------------------------------------------------------------------
Total Consumer Discretionary                                            162,127
--------------------------------------------------------------------------------

CONSUMER STAPLES  2.5%
Food & Drug Retailing  0.7%
CVS                                                      400,000   $     12,240
--------------------------------------------------------------------------------
                                                                         12,240
--------------------------------------------------------------------------------
Tobacco  1.8%
Loews                                                    289,500          7,831
--------------------------------------------------------------------------------
Philip Morris                                            570,000         24,898
--------------------------------------------------------------------------------
                                                                         32,729
--------------------------------------------------------------------------------
Total Consumer Staples                                                   44,969
--------------------------------------------------------------------------------

ENERGY  8.2%
Oil & Gas  8.2%
Amerada Hess                                             780,000         64,350
--------------------------------------------------------------------------------
ChevronTexaco                                            146,300         12,948
--------------------------------------------------------------------------------
Devon Energy                                             228,150         11,243
--------------------------------------------------------------------------------
Imperial Oil                                             530,000         16,531
--------------------------------------------------------------------------------
Marathon Oil                                             770,000         20,882
--------------------------------------------------------------------------------
Murphy Oil                                               305,000         25,162
--------------------------------------------------------------------------------
Total Energy                                                            151,116
--------------------------------------------------------------------------------

FINANCIALS  5.1%
Diversified Financials  0.3%
Leucadia National                                        167,000          5,287
--------------------------------------------------------------------------------
                                                                          5,287
--------------------------------------------------------------------------------
Insurance  4.7%
Loews                                                    611,000         32,377
--------------------------------------------------------------------------------
Mutual Risk Management                                   419,000             42
--------------------------------------------------------------------------------
Prudential *                                             213,000          7,106
--------------------------------------------------------------------------------
SAFECO                                                   863,000         26,658
--------------------------------------------------------------------------------
Unitrin                                                   78,000          2,790
--------------------------------------------------------------------------------
White Mountains Insurance Group                           51,700         16,363
--------------------------------------------------------------------------------
                                                                         85,336
--------------------------------------------------------------------------------
Real Estate  0.1%
Rouse, REIT                                               70,700          2,333
--------------------------------------------------------------------------------
                                                                          2,333
--------------------------------------------------------------------------------
Total Financials                                                         92,956
--------------------------------------------------------------------------------

HEALTH CARE  3.5%
Pharmaceuticals  3.5%
Bristol-Myers Squibb                                     617,000   $     15,857
--------------------------------------------------------------------------------
Merck                                                    545,000         27,599
--------------------------------------------------------------------------------
Schering-Plough                                          806,000         19,827
--------------------------------------------------------------------------------
Total Health Care                                                        63,283
--------------------------------------------------------------------------------

INDUSTRIALS & BUSINESS SERVICES  6.9%
Air Freight & Logistics  2.7%
Ryder System                                           1,820,000         49,304
--------------------------------------------------------------------------------
                                                                         49,304
--------------------------------------------------------------------------------
Commercial Services & Supplies  1.7%
R.R. Donnelley                                           400,000         11,020
--------------------------------------------------------------------------------
Waste Management                                         750,000         19,537
--------------------------------------------------------------------------------
                                                                         30,557
--------------------------------------------------------------------------------
Industrial Conglomerates  1.3%
3M                                                       120,000         14,760
--------------------------------------------------------------------------------
Tyco International                                       674,000          9,106
--------------------------------------------------------------------------------
                                                                         23,866
--------------------------------------------------------------------------------
Marine  0.5%
Bergesen, Series A (NOK)                                 135,000          2,871
--------------------------------------------------------------------------------
Overseas Shipholding Group                               309,000          6,514
--------------------------------------------------------------------------------
                                                                          9,385
--------------------------------------------------------------------------------
Road & Rail  0.7%
Burlington Northern Santa Fe                             430,000         12,900
--------------------------------------------------------------------------------
                                                                         12,900
--------------------------------------------------------------------------------
Total Industrials & Business Services                                   126,012
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY  0.8%
Computers & Peripherals  0.8%
Hewlett-Packard                                          990,000         15,127
--------------------------------------------------------------------------------
Total Information Technology                                             15,127
--------------------------------------------------------------------------------

MATERIALS  11.8%
Chemicals  5.8%
Agrium                                                   979,400   $      9,206
--------------------------------------------------------------------------------
Cabot                                                    230,000          6,590
--------------------------------------------------------------------------------
DuPont                                                   160,000          7,104
--------------------------------------------------------------------------------
Great Lakes Chemical                                     830,000         21,987
--------------------------------------------------------------------------------
Hercules *                                               145,000          1,682
--------------------------------------------------------------------------------
Imperial Chemical ADR                                    585,000         11,261
--------------------------------------------------------------------------------
Octel *+                                                 990,000         25,097
--------------------------------------------------------------------------------
Potash Corp./Saskatchewan                                360,000         24,012
--------------------------------------------------------------------------------
                                                                        106,939
--------------------------------------------------------------------------------
Containers & Packaging  0.1%
Longview Fibre                                           222,000          2,091
--------------------------------------------------------------------------------
                                                                          2,091
--------------------------------------------------------------------------------
Metals & Mining  4.7%
Newmont Mining                                         2,295,000         60,427
--------------------------------------------------------------------------------
Phelps Dodge                                             572,000         23,567
--------------------------------------------------------------------------------
Placer Dome                                              140,000          1,569
--------------------------------------------------------------------------------
                                                                         85,563
--------------------------------------------------------------------------------
Paper & Forest Products  1.2%
MeadWestvaco                                             120,000          4,027
--------------------------------------------------------------------------------
Potlatch                                                 416,000         14,152
--------------------------------------------------------------------------------
Weyerhaeuser                                              50,000          3,193
--------------------------------------------------------------------------------
                                                                         21,372
--------------------------------------------------------------------------------
Total Materials                                                         215,965
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES  3.1%
Diversified Telecommunication Services  3.1%
AT&T                                                   1,824,000         19,517
--------------------------------------------------------------------------------
Sprint                                                 1,135,000         12,042
--------------------------------------------------------------------------------
Verizon Communications                                   650,000         26,098
--------------------------------------------------------------------------------
Total Telecommunication Services                                         57,657
--------------------------------------------------------------------------------

UTILITIES  4.1%
Electric Utilities  2.9%
FirstEnergy                                              906,046   $     30,244
--------------------------------------------------------------------------------
Great Plains Energy                                      100,000          2,035
--------------------------------------------------------------------------------
Unisource Energy                                       1,139,000         21,185
--------------------------------------------------------------------------------
                                                                         53,464
--------------------------------------------------------------------------------
Gas Utilities  1.2%
El Paso Corporation                                    1,015,000         20,919
--------------------------------------------------------------------------------
                                                                         20,919
--------------------------------------------------------------------------------
Total Utilities                                                          74,383
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $851,285)                                  1,003,595

PREFERRED STOCKS  0.1%
Entergy-Gulf States, Series B                             18,543            925
--------------------------------------------------------------------------------
PG&E *                                                    20,000            467
--------------------------------------------------------------------------------
Southern California Edison                                 5,000            435
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $1,175)                                     1,827

CONVERTIBLE PREFERRED STOCKS  8.8%
Cummins Capital Trust I, 144A                             80,000          3,897
--------------------------------------------------------------------------------
El Paso Energy Capital Trust I                           127,000          4,674
--------------------------------------------------------------------------------
Ford Motor Company Capital Trust II                      435,000         24,469
--------------------------------------------------------------------------------
Hercules Trust II                                          6,500          3,192
--------------------------------------------------------------------------------
Lucent Technologies Registered Shares *                   27,700         13,464
--------------------------------------------------------------------------------
Newell Financial Trust I                                 225,000         10,487
--------------------------------------------------------------------------------
Owens-Illinois                                           325,000          7,508
--------------------------------------------------------------------------------
Rouse, Series B                                          582,000         27,354
--------------------------------------------------------------------------------
Sealed Air                                               137,000          5,596
--------------------------------------------------------------------------------
Travelers Property Casualty                              165,000          3,902
--------------------------------------------------------------------------------
Union Pacific Capital Trust                              670,000         34,673
--------------------------------------------------------------------------------
Unocal Capital Trust                                     435,000         21,968
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (Cost  $163,957)                                                     161,184

CORPORATE BONDS  0.6%
BellSouth Telecommunications Sr. Notes,
     5.85%, 11/15/45                                   3,000,000          2,578
--------------------------------------------------------------------------------
Paxson Communications, Sr. Sub. Notes, STEP,
     0.00%, 1/15/09                                    8,000,000          4,560
--------------------------------------------------------------------------------
Potlatch, Sr. Sub. Notes, 10.00%, 7/15/11              3,000,000          3,270
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $11,147)                                    10,408

CONVERTIBLE BONDS  15.8%
Allergan, LYONs, 11/1/20                               4,000,000          2,540
--------------------------------------------------------------------------------
Corning, Zero Coupon, 11/8/15                         22,000,000         10,945
--------------------------------------------------------------------------------
GAP, Sr. Notes, 144A, 5.75%, 3/15/09                   6,000,000          6,945
--------------------------------------------------------------------------------
Healthsouth, 3.25%, 4/1/03                            11,000,000         10,803
--------------------------------------------------------------------------------
Hilton, 5.00%, 5/15/06                                41,800,000         39,320
--------------------------------------------------------------------------------

Inco
     5.75%, 7/1/04                                    28,500,000         28,821
--------------------------------------------------------------------------------
     LYONs, 144A, 3/29/21                              2,500,000          1,659
--------------------------------------------------------------------------------
Liberty Media, 3.25%, 3/15/31                          7,900,000          7,622
--------------------------------------------------------------------------------
Loews, 3.125%, 9/15/07                                24,100,000         21,375
--------------------------------------------------------------------------------
Lowes, LYONs, 144A, 2/16/21                            3,500,000          2,845
--------------------------------------------------------------------------------
Merrill Lynch, LYONs, 5/23/31                         24,000,000         12,242
--------------------------------------------------------------------------------
Motorola, LYONs, 9/27/13                              15,100,000         11,177
--------------------------------------------------------------------------------
Oak Industries, 4.875%, 3/1/08                         2,800,000          1,723
--------------------------------------------------------------------------------
Ogden, 5.75%, 10/20/02                                   500,000            153
--------------------------------------------------------------------------------
Omnicom, Zero Coupon, 2/7/31                          10,000,000          9,150
--------------------------------------------------------------------------------
Orion Power Holdings, 4.50%, 6/1/08                    6,000,000          6,015
--------------------------------------------------------------------------------
Peregrine Systems, 5.50%, 11/15/07                     7,500,000          2,789
--------------------------------------------------------------------------------
Roche Holdings
     144A, Zero Coupon, 7/25/21                       86,000,000         44,720
--------------------------------------------------------------------------------
     LYONs, 144A, 4/20/10                             32,000,000         19,360
--------------------------------------------------------------------------------
     LYONs, 144A, 5/6/12                               5,000,000          2,837
--------------------------------------------------------------------------------
Sepracor
     5.00%, 2/15/07                                    4,000,000          2,300
--------------------------------------------------------------------------------
     7.00%, 12/15/05                                   3,800,000          2,603
--------------------------------------------------------------------------------
Siebel Systems, 5.50%, 9/15/06                        10,000,000         10,061
--------------------------------------------------------------------------------
Teck, 3.75%, 7/15/06                                  18,600,000         15,484
--------------------------------------------------------------------------------
Tyco International, Zero Coupon, 2/12/21              16,250,000         11,043
--------------------------------------------------------------------------------
USF&G, Zero Coupon, 3/3/09                             6,400,000          4,722
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $291,647)                                289,254

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  7.2%
Federal National Mortgage Assn.
          4.75%, 11/14/03                             11,000,000   $     11,316
--------------------------------------------------------------------------------
          5.125%, 2/13/04                             11,000,000         11,400
--------------------------------------------------------------------------------
U.S. Treasury Notes
          3.00%, 1/31 - 2/29/04                       50,000,000         50,340
--------------------------------------------------------------------------------
          4.25%, 3/31/03                              50,000,000         50,904
--------------------------------------------------------------------------------
          5.875%, 9/30/02                              7,900,000          7,982
--------------------------------------------------------------------------------
Total U.S. Government Obligations/
     Agencies (Cost  $130,280)                                          131,942

SHORT-TERM INVESTMENTS  13.5%
Money Market Fund  13.5%
T. Rowe Price Reserve Investment Fund, 1.95% # +     246,247,864        246,248

Total Short-Term Investments (Cost  $246,248)                           246,248

Total Investments in Securities
100.8% of Net Assets (Cost $1,695,739)                             $  1,844,458

Other Assets Less Liabilities                                           (13,731)

NET ASSETS                                                         $  1,830,727

     #  Seven-day yield
     *  Non-income producing
     + Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.
  144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total of such securities at period-end amounts to $82,263 and represents 4.49% of net assets
   ADR  American Depository Receipts
 LYONs  Liquid Yield Option Notes
   NOK  Norwegian krone
  REIT  Real Estate Investment Trust
  STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

STATEMENT OF ASSETS AND LIABILITIES                               In thousands

ASSETS
Investments in securities, at value
  Affiliated companies (cost $270,379)                            $    280,495
  Other companies (cost $1,425,360)                                  1,563,963
Total investments in securities                                      1,844,458
Other assets                                                            11,156
Total assets                                                         1,855,614

LIABILITIES
Total liabilities                                                       24,887

NET ASSETS                                                        $  1,830,727

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                        $     19,008
Undistributed net realized gain (loss)                                  35,495
Net unrealized gain (loss)                                             148,719
Paid-in-capital applicable to 121,641,243 shares of
no par value capital stock outstanding;
unlimited shares authorized                                          1,627,505

NET ASSETS                                                        $  1,830,727

NET ASSET VALUE PER SHARE                                         $      15.05

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/02
Investment Income (Loss)
Income
  Interest                                                           $  12,944
  Dividend                                                              12,674
  Total income                                                          25,618

Expenses
  Investment management                                                  5,194
  Shareholder servicing                                                  1,449
  Prospectus and shareholder reports                                        70
  Custody and accounting                                                    67
  Registration                                                              60
  Proxy and annual meeting                                                  31
  Legal and audit                                                            9
  Trustees                                                                   7
  Miscellaneous                                                              1
  Total expenses                                                         6,888
  Expenses paid indirectly                                                 (44)
  Net expenses                                                           6,844

Net investment income (loss)                                            18,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                  34,588
Change in net unrealized gain (loss) on securities                     (22,311)
Net realized and unrealized gain (loss)                                 12,277

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  31,051

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                                In thousands
                                                      6 Months            Year
                                                         Ended           Ended
                                                       6/30/02        12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                     $    18,774      $   34,842
  Net realized gain (loss)                              34,588          36,798
  Change in net unrealized gain (loss)                 (22,311)         35,297
  Increase (decrease) in net assets from operations     31,051         106,937

Distributions to shareholders
  Net investment income                                      -         (34,308)
  Net realized gain                                          -         (31,590)
  Decrease in net assets from distributions                  -         (65,898)

Capital share transactions *
  Shares sold                                          555,083         758,548
  Distributions reinvested                                   -          64,013
  Shares redeemed                                     (160,817)       (371,738)
  Increase (decrease) in net assets from capital
  share transactions                                   394,266         450,823

Net Assets
Increase (decrease) during period                      425,317         491,862
Beginning of period                                  1,405,410         913,548

End of period                                      $ 1,830,727      $1,405,410

*Share information
  Shares sold                                           36,125          51,158
  Distributions reinvested                                   -           4,442
  Shares redeemed                                      (10,513)        (25,039)
  Increase (decrease) in shares outstanding             25,612          30,561

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
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Unaudited                                                         June 30, 2002

NOTES TO FINANCIAL STATEMENTS
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986. The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $33,000 and $11,000, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $470,088,000 and $150,514,000, respectively, for the six months ended June 30, 2002. Purchases and sales of U.S. government securities aggregated $100,521,000 and $50,964,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax. regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of  investments  for federal income tax purposes
was   substantially   the  same  as  for   financial   reporting   and   totaled
$1,695,739,000.

     Net unrealized gain aggregated $148,719,000 at period-end, of which $234,863,000 related to appreciated investments and $86,144,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002 the effective annual group fee rate was 0.32%, and investment management fee payable totaled $947,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,078,000 for the six months ended June 30 2002, of which $83,000 was payable at period-end. The fund may invest in the T. Rowe Price Reserve Investment Fund and

     T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $2,750,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE CAPITAL APPRECIATION FUND
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ABOUT THE FUND'S TRUSTEES AND OFFICERS
     Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT TRUSTEES
--------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------                 ---------------------------------------
Calvin W. Burnett, Ph.D.      President, Coppin State College; Director,
(3/16/32)                     Provident Bank of Maryland
2001

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
2001                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1986

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1988                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc.,consulting environmental and civil engineers
2001

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
1994                          Inc.,The Rouse Company, and US Airways Group,Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties
                              Trust, Host Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1986

     * Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------                 ---------------------------------------
Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                     capital limited partnership, providing equity
1994                          capital to young high-technology companies
                              throughout the United States; Director,
                              Teltone Corp.

     * Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE TRUSTEES
---------------
NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]          OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------          ---------------------------------------
James A.C. Kennedy            Director and Vice President, T. Rowe Price and
(8/15/53)                     T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, Vice President,
1986                          T. Rowe Price Group, Inc.; Chairman of the Board
[98]                          and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Vice President, Capital Appreciation Fund

M. David Testa                Vice Chairman of the Board, Chief Investment
(4/22/44)                     Officer, Director, and Vice President, T. Rowe
1997                          Price Group, Inc.; Chief Investment Officer,
[98]                          Director, and Vice President, T. Rowe Price;
                              Chairman and Director, T. Rowe Price Global Asset
                              Management Limited; Vice President and Director,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price Global Investment Services Limited and
                              T. Rowe Price International, Inc.;Vice President,
                              Capital Appreciation Fund

     **   Each inside trustee serves until the election of a successor.

T. ROWE PRICE CAPITAL APPRECIATION FUND
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OFFICERS
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                     PRINCIPAL OCCUPATION(S)
------------------------                     -----------------------
Stephen W. Boesel (12/28/44)                 Vice President, T. Rowe Price,
President, Capital Appreciation Fund         T.Rowe Price Group, Inc., and
                                             T. Rowe Price Trust Company

Andrew M. Brooks (2/16/56)                   Vice President, T. Rowe Price and
Vice President, Capital Appreciation Fund    T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)                 Vice President, T. Rowe Price,
Treasurer, Capital Appreciation Fund         T. Rowe Price Group, Inc., and
                                             T. Rowe Price Investment
                                             Services, Inc.

Arthur B. Cecil III (9/15/42)                Vice President, T. Rowe Price and
Vice President, Capital Appreciation Fund    T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)                  Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund    Associates, Inc.; Director and
                                             Vice President, T. Rowe Price,
                                             T. Rowe Price Group, Inc.; Vice
                                             President, T. Rowe Price
                                             International, Inc., and T. Rowe
                                             Price Retirement Plan Services,
                                             Inc.; Vice President and Director,
                                             T. Rowe Price Investment Services,
                                             Inc., T. Rowe Price Services,Inc.,
                                             and T. Rowe Price Trust Company

J. Jeffrey Lang (1/10/62)                    Vice President, T. Rowe Price and
Vice President, Capital Appreciation Fund    T. Rowe Price Trust Company

David M. Lee (11/13/62)                      Vice President, T. Rowe Price and
Vice President, Capital Appreciation Fund    T. Rowe Price Group, Inc.

Patricia B. Lippert (1/12/53)                Assistant Vice President, T. Rowe
Secretary, Capital Appreciation Fund         Price, and T. Rowe Price
                                             Investment Services, Inc.

David S. Middleton (1/18/56)                 Vice President, T. Rowe Price.,
Controller, Capital Appreciation Fund        T. Rowe Price Group, Inc., and
                                             T. Rowe Price Trust Company

Charles M. Ober (4/20/50)                    Vice President, T. Rowe Price and
Vice President, Capital Appreciation Fund    T. Rowe Price Group, Inc.

Brian C. Rogers (6/27/55)                    Director and Vice President,
Vice President, Capital Appreciation Fund    T. Rowe Price Group, Inc.,
                                             T. Rowe Price and T. Rowe Price
                                             Trust Company

David J. Wallack (7/2/60)                    Vice President, T. Rowe Price and
Vice President, Capital Appreciation Fund    T. Rowe Price Group, Inc.

     Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
DOMESTIC
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS++
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.
     * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
     +    Closed to new investors.
     ++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                            F72-051  6/30/02